UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2019
________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)
________________________

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
500 West Madison Street, Suite 2800 Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LKQ	NASDAQ Global Select Market

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) The Board of Directors approved, effective as of May 7, 2019, Amended and Restated Bylaws of LKQ Corporation. The amendments updated a number of provisions. The full text of the Bylaws, as amended, marked to show deletions and additions effected by the amendments, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2019 Annual Meeting of Stockholders of LKQ Corporation was held on May 6, 2019. The final results on each of the matters submitted to a vote of the security holders were as follows:

1.	The election of 11 directors to terms ending in 2020. The nominees for directors were elected based on the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
A. Clinton Allen	221,820,388	30,233,701	1,181,998	13,422,781
Meg A. Divitto	250,497,681	1,572,995	1,165,411	13,422,781
Robert M. Hanser	245,687,305	6,380,822	1,167,960	13,422,781
Joseph M. Holsten	241,793,366	10,261,115	1,181,606	13,422,781
Blythe J. McGarvie	244,580,925	7,488,474	1,166,688	13,422,781
John W. Mendel	250,314,507	1,721,629	1,199,951	13,422,781
Jody G. Miller	248,456,066	3,611,545	1,168,476	13,422,781
John F. O'Brien	234,676,741	17,378,157	1,181,189	13,422,781
Guhan Subramanian	233,588,966	18,480,050	1,167,071	13,422,781
William M. Webster, IV	241,387,733	10,680,665	1,167,689	13,422,781
Dominick Zarcone	245,846,647	6,220,228	1,169,212	13,422,781

2.
The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2019. The appointment of Deloitte & Touche LLP was ratified pursuant to the following votes:

Votes For:	254,587,649
Votes Against:	10,772,284
Abstentions:	1,298,935

3.	An advisory vote on the compensation of our named executive officers. The compensation of our named executive officers was approved pursuant to the following votes:

Votes For:	247,350,233
Votes Against:	4,012,093
Abstentions:	1,873,761
Broker Non-Votes:	13,422,781

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Bylaws of LKQ Corporation, as amended as of May 7, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 8, 2019

LKQ CORPORATION

By:	/s/ Victor M. Casini
Victor M. Casini
Senior Vice President and General Counsel